UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

Distoken Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1006, Block C, Jinshangjun Park No. 2 Xiaoba Road, Panlong District Kunming, Yunnan, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 871 63624579

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	DIST	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share	DISTW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	DISTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Postponement of Extraordinary General Meeting of Shareholders

On April 30, 2025, Distoken Acquisition Corporation (“Distoken” or the “Company”) announced that the extraordinary general meeting of shareholders called by the Company (the “Meeting”), which was originally scheduled for 10:00 a.m. Eastern time on Wednesday, April 30, 2025, is being postponed to 10:00 a.m. Eastern time on May 7, 2025. At the Meeting, shareholders will be asked to consider and approve, among other things, the previously announced business combination (the “Business Combination”) with Youlife Group Inc. and Youlife International Holdings Inc. (“Youlife”).

As a result of this change, the deadline for holders of the Company’s ordinary shares issued in the Company’s initial public offering (the “Public Shares”) to submit their shares for redemption in connection with the Meeting, is being extended to 5:00 p.m., Eastern time, on May 5, 2025. Any shareholder who has previously tendered its shares for redemption and now decides that it does not wish to redeem its shares, may withdraw the tender any time until the Meeting and, thereafter, with the Company’s consent. Shareholders that have delivered their shares for redemption to the transfer agent and decide prior to the vote at the Meeting (now scheduled for 10:00 a.m. Eastern time on May 7, 2025) not to redeem their Public Shares, may request that the Company’s transfer agent, Continental Stock Transfer & Trust Company, return the shares (physically or electronically).

The Company plans to continue to solicit proxies from shareholders during the period prior to the Meeting. Only the holders of the Company’s ordinary shares as of the close of business on March 27, 2025, the record date for the Meeting, are entitled to vote at the Meeting.

Additional Information About the Business Combination and Where to Find It

This Current Report on Form 8-K relates to a proposed Business Combination between Distoken and Youlife. In connection with the Business Combination, Pubco has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, as amended (the “Registration Statement”), which includes a definitive proxy statement of Distoken and a definitive prospectus of Pubco, which Registration Statement was declared effective by the SEC on March 31, 2025. The definitive proxy statement, filed with the SEC by Distoken on April 2, 2025, and related materials for the Business Combination were mailed to the shareholders of Distoken as of a record date of March 27, 2025 on April 4, 2025. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. DISTOKEN’S AND YOULIFE’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE BUSINESS COMBINATION, AS THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT DISTOKEN, YOULIFE, PUBCO AND THE BUSINESS COMBINATION. Shareholders and other interested persons will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China; Tel: +86 871 63624579.

Participants in the Solicitation

Distoken and its directors and executive officers may be deemed participants in the solicitation of proxies from Distoken’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers of Distoken is contained in Distoken’s Annual Report on Form 10-K filed with the SEC on March 7, 2025, which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China; Tel: +86 871 63624579. Additional information regarding the interests of such participants will be set forth in the Registration Statement when available.

Youlife, Pubco and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Distoken in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are included in the Registration Statement.

Non-Solicitation

This Current Report on Form 8-K does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, solicitation of any vote or approval, consent or authorization with respect to any securities or in respect of the proposed Business Combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Distoken’s, Youlife’s or Pubco’s future financial or operating performance. For example, statements regarding Youlife’s anticipated growth and the anticipated growth in demand for Youlife’s products, services and solutions, the anticipated size of Youlife’s addressable market and other metrics, statements regarding the benefits of the Business Combination, and the anticipated timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of Distoken, Youlife and Pubco are based on current expectations, estimates, forecasts, and projections about the industry in which Youlife operates, as well as the beliefs and assumptions of Distoken’s management and Youlife’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond Distoken’s, Youlife’s or Pubco’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, Youlife’s and Pubco’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Distoken, Youlife and Pubco therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Distoken and its management, Youlife and its management, and Pubco and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond Distoken’s, Youlife’s or Pubco’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Distoken, Youlife, Pubco or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of Distoken, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, and the estimated implied enterprise value of Pubco; (vi) Youlife’s and Pubco’s ability to scale and grow its business, and the advantages and expected growth of Pubco; (vii) Pubco’s ability to source and retain talent, the cash position of Pubco following closing of the Business Combination; (viii) the ability to meet stock exchange listing standards in connection with, and following, the consummation of the Business Combination; (ix) the risk that the Business Combination disrupts current plans and operations of Youlife as a result of the announcement and consummation of the Business Combination; (x) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Pubco or Youlife to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (xi) costs related to the Business Combination; (xii) changes in applicable laws, regulations, political and economic developments; (xiii) the possibility that Youlife or Pubco may be adversely affected by other economic, business and/or competitive factors; (xiv) Youlife’s estimates of expenses and profitability; (xv) the failure to realize estimated shareholder redemptions, purchase price and other adjustments; and (xvi) other risks and uncertainties set forth in the filings by Distoken or Pubco with the SEC. There may be additional risks that neither Distoken nor Youlife presently know or that Distoken and Youlife currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Distoken, Youlife or Pubco speak only as of the date they are made. None of Distoken, Youlife or Pubco undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Distoken Acquisition Corporation

Date: April 30, 2025	By:	/s/ Jian Zhang
	Name:	Jian Zhang
	Title:	Chief Executive Officer